UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2010

TRANSATLANTIC PETROLEUM LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-34574	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5910 N. Central Expressway, Suite 1755 Dallas, Texas	75206
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 220-4323

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 30, 2010, TransAtlantic Petroleum Ltd. (the “Company”) filed a Form 8-K to report that TransAtlantic Worldwide, Ltd. (“TransAtlantic Worldwide”), a wholly-owned subsidiary of the Company, acquired all of the shares of Amity Oil International Pty Ltd (“Amity”) and Zorlu Petrogas Petrol Gaz ve Petrokimya Ürünleri Inşaat Sanayi ve Ticaret A.Ş. (“Petrogas” and, together with Amity, “Amity Petrogas”). This Amendment No. 1 to the Current Report on Form 8-K/A is being filed to provide the financial statements described in Item 9.01 below.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Attached as Exhibit 99.1 hereto and incorporated by reference herein are the audited and unaudited combined financial statements of Amity Petrogas along with the report of the independent auditors as follows:

•	Audited combined balance sheet as of December 31, 2009 and unaudited combined balance sheet as of June 30, 2010.

•

Audited combined statement of operations and comprehensive income for the year ended December 31, 2009 and unaudited combined statements of operations and comprehensive income for the six months ended June 30, 2010 and 2009.

•	Audited combined statement of cash flow for the year ended December 31, 2009 and unaudited combined statements of cash flow for the six months ended June 30, 2010 and 2009.

•	Notes to the combined financial statements.

(b) Pro Forma Financial Information.

Attached as Exhibit 99.2 hereto and incorporated by reference herein are the unaudited pro forma condensed combined financial statements of the Company as follows:

•	Unaudited pro forma condensed combined statements of operations for the year ended December 31, 2009 and the six months ended June 30, 2010.

•	Unaudited pro forma condensed combined balance sheet as of June 30, 2010.

(d) Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of KPMG LLP.

99.1	Audited Combined Financial Statements of Amity Petrogas as of and for the Year Ended December 31, 2009 and Unaudited Combined Financial Statements of Amity Petrogas as of and for the Six Months Ended June 30, 2010 and 2009.

99.2	Unaudited Pro Forma Condensed Combined Statements of Operations of TransAtlantic Petroleum Ltd. for the Year Ended December 31, 2009 and for the Six Months Ended June 30, 2010 and Unaudited Pro Forma Condensed Combined Balance Sheet of TransAtlantic Petroleum Ltd. as of June 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2010

TRANSATLANTIC PETROLEUM LTD.

By:	/S/ JEFFREY S. MECOM
Jeffrey S. Mecom
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of KPMG LLP.

99.1	Audited Combined Financial Statements of Amity Petrogas as of and for the Year Ended December 31, 2009 and Unaudited Combined Financial Statements of Amity Petrogas as of and for the Six Months Ended June 30, 2010 and 2009.

99.2	Unaudited Pro Forma Condensed Combined Statements of Operations of TransAtlantic Petroleum Ltd. for the Year Ended December 31, 2009 and for the Six Months Ended June 30, 2010 and Unaudited Pro Forma Condensed Combined Balance Sheet of TransAtlantic Petroleum Ltd. as of June 30, 2010.

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